SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                        CSB Bancorp, Inc.
        (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing fee (Check the appropriate box)
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:

__________________________________________________________________
2)  Aggregate number of securities to which transaction applies:

__________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________
4) Proposed maximum aggregate value of transaction:

_________________________________________________________________
5)  Total fee paid:
[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
___________________________________
2) Form, Schedule or Registration Statement No.:
___________________________________
3) Filing party:

___________________________________

4) Date filed:
___________________________________


                             CSB BANCORP, INC.
                           6 W. Jackson Street
                          Millersburg, Ohio  44654

                              _________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON APRIL 8, 1998

                             _________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of CSB Bancorp, Inc. ("CSB") will be held at the Carlisle Village Inn, Walnut Creek, Ohio 44687, on April 8, 1998, at 7:00 p.m. local time, for the following purposes:

To elect three directors for three-year terms ending in 2001 and one director for a one-year term ending in 1999;

To consider and act upon a proposal to amend the Amended Articles of Incorporation of CSB to increase its authorized number of common shares, par value $6.25 per share, from 3,000,000 to 9,000,000 shares; and

3. The transaction of any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 27, 1998, are entitled to vote at the Meeting and at any adjournment thereof.

                            BY ORDER OF THE BOARD OF DIRECTORS


                            Douglas D. Akins
                            President and Chief Executive Officer

Millersburg, Ohio
March 13, 1998

THE PROMPT RETURN OF PROXIES WILL SAVE CSB THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. PLEASE NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY
CARD OR ATTEND THE MEETING AND VOTE IN PERSON.



                         CSB BANCORP, INC.
                        6 W. Jackson Street
                      Millersburg, Ohio  44654



                          PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS
                           April 8, 1998


                             GENERAL

The enclosed proxy is solicited by the Board of Directors of CSB Bancorp, Inc. ("CSB"), the principal executive offices of which are located at 6 W. Jackson Street, Millersburg, Ohio 44654, in connection with the Annual Meeting of Shareholders (the "Meeting") of CSB to be held on April 8, 1998 at the Carlisle Village Inn, Walnut Creek, Ohio 44687, at 7:00 p.m. This proxy statement and the accompanying notice of meeting are first being mailed to shareholders on or about March 13, 1998.

The Meeting has been called for the following purposes: (i) to elect three directors, each for a three-year term and one director for a one-year term (ii) to consider and act upon a proposal to amend the Amended Articles of Incorporation of CSB to increase its authorized number of common shares, par value $6.25 per share, from 3,000,000 to 9,000,000 shares and (iii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

Revocation of Proxies, Discretionary Authority and Cumulative Voting

CSB's common shares, par value $6.25 per share (the "Common Shares"), can be voted at the Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of CSB (addressed to: CSB Bancorp, Inc., 6 W. Jackson Street, Millersburg, Ohio 44654, Attention:
Shirley J. Roberts, Secretary) or by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of the proposal set forth in this proxy statement for consideration at the Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting and (iii) any other business that may properly come before the Meeting or any adjournment thereof. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The enclosed proxy is being solicited by CSB and the cost of soliciting proxies will be borne by CSB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or telefax by directors, officers and employees of CSB.


Security Ownership of Certain Beneficial Owners and Management

Shareholders of record as of the close of business on February 27, 1998, are entitled to (i) notice of the Meeting and (ii) one vote on each matter to be considered at the Meeting for each Common Share held on that date. As of February 27, 1998, CSB had 1,311,314.9319 Common Shares issued and outstanding. The presence at the Meeting in person or by proxy of at least a majority of such shares will be required to constitute a quorum at the Meeting.

CSB is not aware of any person, group or entity owning more than 5% of CSB's outstanding Common Shares as of February 27, 1998.

The following table sets forth, as of February 27, 1998, (i) the Common Shares beneficially owned by each director and named executive officer of CSB and (ii) the Common Shares beneficially owned by all officers and directors as a group.




Name of           Amount and Nature of    Percent of Common
Beneficial Owner  Beneficial Ownership(1) Shares Outstanding  Director

David W. Kaufman        3,740.0000              0.29%            Yes

J. Thomas Lang          1,636.0606              0.12             Yes

H. Richard Maxwell      8,200.0000              0.63             Yes

Vivan A. McClelland    16,800.0000              1.28             Yes

Daniel J. Miller       17,044.0422              1.30             Yes

Samuel P. Riggle, Jr.   7,491.2530              0.57             Yes

David C. Sprang        54,400.0000              4.15             Yes

Samuel M. Steimel       7,469.7356              0.57             Yes

Douglas D. Akins        1,741.1808              0.16             Yes

All directors and
officers as a group
(14 persons)          129,040.7292              9.84%
________________________

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires CSB's officers and directors and persons who own more than 10% of a registered class of CSB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish CSB with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and by statements of officers and directors that they complied with all applicable filing requirements, its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them, except for the late filing of Lee Miller's form upon the commencement of his employment with CSB.


ELECTION OF DIRECTORS

CSB's Regulations provide that its business shall be managed by a board of directors of not less than three and not more than twenty-five persons. CSB's Regulations divide such directors into three classes as nearly equal in number as possible and set their terms at three years. The Board of Directors, pursuant to CSB's Regulations, has established the number of directors at nine.

Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the four nominees for director of CSB receiving the most votes will be elected as directors. Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the president, a vice president or the secretary of CSB not less than forty-eight hours before the time fixed for the meeting and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. The Board of Directors has nominated David W. Kaufman, H. Richard Maxwell and Samuel M. Steimel, each of whom are incumbent directors and whose present terms expire at the Meeting, to serve until the 2001 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Board of Directors has nominated Douglas D. Akins, an incumbent director whose present term expires at the Meeting, to serve until the 1999 Annual Meeting of Shareholders and until his successor is elected and qualified. The election of Mr. Akins to a one-year term will allow the three classes of directors to be equal in size.

It is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The Board of Directors recommends that Shareholders vote "FOR" the election of the nominees.

The following table sets forth information concerning nominees for directors of CSB, including their principal occupation or employment during the past five years.



                    Nominees for Directors

                                                           YEAR
                                                           FIRST
                                              POSITIONS    ELECTED OR   TERM
                         PRINCIPAL            HELD         APPOINTED    TO
   NAME             AGE  OCCUPATION           WITH CSB     DIRECTOR     EXPIRE

David W. Kaufman    48  Auctioneer and        Director      1988       2001
                        Realtor

H.  Richard Maxwell 68  Retired Clothier,     Director      1964       2001
                        Residential Appraiser

Samuel M. Steimel   40  Attorney              Director      1989       2001

Douglas D. Akins    41  Banker                Director      1995       1999
                                              President
                                              CEO(1)
____________________________

(1) Mr. Akins held the positions of Vice President from March 1987 to April 1990; Senior Vice President from April
1990 to January 1991; and Executive Vice President from January
1991 to September 1993, when he was elected President.


The following table sets forth information concerning (i) incumbent directors of CSB who are not nominees for election at the Meeting and (ii) the other current executive officers of CSB. Included in the table is information regarding each person's principal occupation or employment during the past five years.



 Directors and Executive Officers


                                                                     YEAR FIRST
                                                        POSITIONS    ELECTED OR     TERM
                                PRINCIPAL               HELD         APPOINTED      TO
 NAME                   AGE     OCCUPATION              WITH CSB(1)  DIRECTOR       EXPIRE

J. Thomas Lang          54     Veterinarian, Dairy     Director        1993          1999
                               Farmer

Vivian A. McClelland    74     Retired                 Director        1993          1999

Daniel J. Miller        58     Physician               Director        1979          2000

Samuel P. Riggle, Jr.   60     General Manager &       Director        1982          2000
                               CEO, Holmes-Wayne
                               Electric Cooperative,
                               Inc.

David C. Sprang         71     Retired Officer of      Director        1991          2000
                               CSB(2)


Robert E. Boss          41     Banker                  Senior Vice
                                                       President(3)    N/A

Shirley J. Roberts      56     Banker                  Senior Vice
                                                       President and
                                                       Secretary(4)    N/A

Pamela S. Basinger      27     Banker                  Treasurer(5)    N/A

Stanley E. Yoder        56     Banker                  Senior Vice
                                                       President(6)    N/A

A. Lee Miller           39     Banker                  Senior Vice
                                                       President(7)    N/A

________________________

(1) Directors have held these vocations or positions for at least five years, unless otherwise noted.

(2) Mr. Sprang retired from CSB as a Vice President in July 1990, a position he held beginning in March 1987.

(3) Mr. Boss held the position of Vice President from January 1990 to January 1991, when he was elected Senior Vice President.

(4) Ms. Roberts held the position of Compliance Officer from 1985 until April 1990, and Vice President from April 1990 to
April 1991, when she was elected Senior Vice President.

(5) Ms. Basinger held the position of Internal Auditor at National City Corporation from June 1993 through January 1994.
She held the position of Credit and Loan Review Officer of The Commercial and Savings Bank of Millersburg, Ohio from
February 1994 until October 1996, when she was elected Treasurer.

(6) Mr. Yoder held the position of Vice President from April,
1988 to January 1991, when he was elected Senior Vice President.

(7) Mr. Miller held the position of Senior Vice President of Wayne Savings and Loan, until August 1997, when he was hired as Senior
Vice President of CSB.

PROPOSAL TO INCREASE AUTHORIZED NUMBER OF COMMON SHARES

The Board of Directors has proposed the adoption of an amendment to the Amended Articles of Incorporation that would change the authorized capitalization of CSB. The proposed resolution regarding amendment of Article Fourth appears in Appendix A to this Proxy
Statement.

The effect of the proposed amendment to Article Fourth is to increase the authorized number of Common Shares of CSB from 3,000,000 to 9,000,000. On February 27, 1998, there were issued 1,314,586.9319 Common Shares, of which 1,311,314.9319 were outstanding and 3,272 were treasury shares.

In connection with this proposed amendment, on January 8, 1998 CSB's Board of Directors declared a one-for-one share dividend subject to approval by CSB's shareholders of such increase in authorized shares. If the proposed amendment is approved and becomes effective, and assuming that no additional shares are issued between February 27, 1998 and the effective date of the share dividend, the number of outstanding Common Shares as of that latter date would be 2,622,629.8638, the number of treasury shares would be 6,544 (treasury shares are considered to be issued shares for purposes of the proposed share dividend but are not outstanding for cash dividend, quorum, voting or other purposes), and the number of authorized but unissued shares would be changed from 1,685,413.0681 to 6,370,826.1362 Common Shares.

The Board of Directors believes that the proposed amendment is in the best interests of both CSB and its shareholders since the anticipated one-for-one share dividend would result in a market price within a range that would be more attractive to individual investors and thereby would create a broader market for the Common Shares. The amendment and the resulting share dividend would result in no change in the relative rights or interests of present shareholders, inasmuch as each such shareholder would receive additional shares in direct proportion to current holdings.

CSB has no present intent to issue any of the authorized but unissued shares (other than the share dividend described above) except pursuant to its 401(k) Plan and Dividend Reinvestment Plan. As of February 27, 1998 an aggregate of 130,000 Common Shares were set aside for use under such plans. Provision is made in each plan, in the event of a share dividend, for appropriate mandatory adjustment in the number of shares available for purchase and to be issued upon election to purchase at the date of the share dividend. After giving effect to the share dividend that would occur following approval of the amendment, a total of 260,000 Common Shares would be set aside for issuance in accordance with the terms of such plans, including 80,000 Common Shares under the 401(k) Plan and 180,000 Common Shares under the Dividend Reinvestment Plan. Accordingly, following the share dividend, a total of 2,889,173.8638 Common Shares would be either issued (including treasury shares) or set aside for issuance in accordance with such plans, and the balance of 6,110,826.1362 would be available for other purposes.

The Board of Directors believes that it is desirable and in the best interests of CSB and its shareholders that there be a substantial number of authorized but unissued Common Shares in order to assure flexibility in the future. Authorized but unissued shares are available for issuance from time to time to such persons and for such considerations as the Board of Directors may determine, without necessarily requiring further action by the shareholders. Such Common Shares may be used for various corporate purposes, including share splits and dividends, acquisitions, public offerings and share option and other employee benefit plans. However, the issuance of such shares as a defensive measure, in connection with a takeover attempt for CSB, could be utilized in a manner which might have the effect of making the acquisition of control of CSB more difficult. Except for the share dividend described above and the concomitant increase in the number of Common Shares set aside for use in connection with CSB's plans, the Board of Directors has no present intent to issue any of the additional Common Shares which will be authorized by the adoption of the proposed amendment. Moreover, there are no pending negotiations, discussions, obligations, agreements or understandings which would involve the issuance of any Common Shares. Shareholders have no preemptive rights to subscribe for any of the shares which may be issued by CSB from time to time.

Adoption of the proposal to amend Article Fourth of the Amended
Articles of Incorporation requires the affirmative vote of the holders of a majority of the issued and outstanding Common Shares.

The Board of Directors recommends a vote "FOR" the proposed amendment.


The Board of Directors and Its Committees

The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 regular meetings during the year ended December 31, 1997. No director attended fewer than 75% of such meetings. Directors receive no compensation from CSB, except that Mr. Lang, Mr. Sprang and Mr. Riggle each received $150 as compensation for serving on the Nominating Committee. In addition, each director of CSB also serves as a director of The Commercial and Savings Bank of Millersburg Ohio, a subsidiary of CSB, for which outside directors are compensated at a rate of $8,000 annually, plus $150 per Board Meeting attended or reviewed and $150 per Committee Meeting. Mr. Akins, a director who is also employed by the Company, is compensated as a director at a rate of $4,000 annually and is not entitled to additional compensation for attending Board or Committee Meetings.

The Nominating Committee selects the nominees for election as directors and consists of Mr. Lang, Mr. Sprang and Mr. Riggle. John
F. Canfield, a shareholder of CSB, assisted the Nominating Committee as an ad hoc member, for which he was not compensated. The Nominating Committee met one time in 1997. No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Meeting unless other nominations are submitted by shareholders to the Secretary of CSB in writing not less than fourteen nor more than fifty days prior to the date of the Meeting.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee of the Board of Directors (the
"Committee") consists entirely of outside directors, currently four in number. The Committee is responsible for developing and recommending CSB's executive compensation principles, policies, and programs to the Board of Directors.

The Committee believes that in representing the Board of Directors, it must act in the best interests of the shareholders as it reviews and determines CSB's executive compensation principles, policies and programs. The Committee's essential goal is to create a balance by which CSB is able to attract and retain qualified management personnel while at the same time providing for maximization of CSB's financial performance and safeguarding of CSB's assets. In compensating CSB's executive officers, the Committee seeks to achieve the following goals:

-- motivate executive officers to strive for and achieve outstanding corporate performance which provides a direct benefit to shareholders;

-- attract highly-qualified key management personnel;

-- reward superior performance in reaching corporate objectives with aggressive compensation levels and to provide that a significant portion of compensation will be dependent on CSB's annual performance.

Base salaries for executive officers in fiscal 1997 were determined after review of an analysis of salaries paid for comparable positions and consideration of the competition for executive talent within CSB's industry. CSB's review included a survey by the Ohio Banker's Association of executive salaries. CSB's compensation philosophy is to target executive salaries close to the mean of the market rate paid for comparable positions by similarly sized bank holding companies.

Mr. Akins' 1997 base salary, shown in the "Salary" column of the Compensation Table below was increased by 15% from his 1996 base salary. Mr. Akins' compensation was determined by the Committee and approved by the Board. His salary is consistent with industry standards and his bonus was based on CSB's financial performance and the continuing growth of CSB.

In addition, as of January 1, 1997, the Committee granted Mr. Akins an option to purchase 900 Common Shares at an exercise price of $18.09 per share. The Committee granted the option as an additional incentive to Mr. Akins to work to maximize shareholder value. The Committee also recognized that such a stock incentive is a necessary element of a competitive compensation package for the President and Chief Executive Officer of CSB. The grant utilized a vesting period to encourage Mr. Akins to continue in the employ of CSB. The Committee generally believes that a stock incentive of the type granted to Mr. Akins encourages him to maintain a long-term perspective on his compensation package. In determining the size of the option award to Mr. Akins, the Committee's primary consideration was the value of the award at the time of the grant and Mr. Akins general performance in his employment.

The Compensation Committee

J. Thomas Lang
H. Richard Maxwell
David C. Sprang
Samuel M. Steimel


CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has appointed the firm of Crowe, Chizek and Company LLP, certified public accountants, as CSB's auditors for the 1998 fiscal year. A representative of Crowe, Chizek and Company LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.




EXECUTIVE COMPENSATION

The following table sets forth information concerning the President and Chief Executive Officer during the fiscal year ended December 31, 1997.(1)

                  Summary Compensation Table

                                                    Long Term Compensation

                                                           Securities
                                                           Underlying
Name and                                                   Options/      All Other
Principal Position      Year     Salary ($)   Bonus ($)    SARs (#)(2)   Compensation($)(3)
Douglas D. Akins        1997     $115,000.00  $23,000.00      900          $10,764.32
President and CEO       1996      100,000.00   20,000.00        0            7,299.75
                        1995       90,000.00   15,000.00        0            7,406.66
_________________________

(1)  No other executive officer of CSB received salary and bonus exceeding
$100,000 for serving in such capacity during the fiscal year ended December 31, 1997.

(2) The following table provides information on the option grant to Mr. Akins duting fiscal year 1997:



                                                           Potential Realizable Value
                                                             at Assumed Annual Rates
                                                             of Stock Price Appreciation
                 Individual Grants                                for Option Term*
________________________________________________________________________________________


Number of   % of Total
Securities  Options Granted   Exercise
Underlying  to Employees in   or Base      Expiration
Options(#)  Fiscal Year       Price ($/sh) Date          0%($)      5%($)       10%($)
900         100%               $18.09      Jan. 1, 2007  $20,844     $44,192     $80,012


* The option is exercisable 33 1/3% one year after the grant date, 66 2/3% two years after the grant date and 100% after the third year. The dollar gains under these columns result from calculations assuming 0%, 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of CSB's Common Shares.
The gains reflect a future value based upon growth at these prescribed rates. CSB did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower value. CSB is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.



It is important to note that options have value to the option recipient only if the stock price advances beyond the base price shown in the table during the effective option period.


(3) In 1997, reflects CSB's contributions of $6,764.32 on Mr. Akins' behalf to CSB's 401(k) Plan and $4,000 for serving as a director of CSB. In 1996, reflects CSB's contributions of $3,549.75 on Mr. Akins' behalf to CSB's 401(k) Plan and $4,000 for serving as a director of CSB. In 1995, reflects CSB's contribution of $5,255.70 on Mr. Akins' behalf to CSB's 401(k) Plan and $2,150.96 for serving as a director of CSB.

                        PERFORMANCE GRAPH

The following graph compares the yearly stock change and the cumulative total shareholder return on CSB's Common Shares during the five year period ended December 31, 1997 with the cumulative total return on the NASDAQ Bank Stock Index and the Standard and Poor's 500 Stock Index. The comparison assumes $100 was invested on January 1, 1993 in CSB's Common Shares and in each of the indicated indices and assumes reinvestment of dividends.






















             1992       1993     1994     1995     1996     1997

CSB         $100.00    $163.95  $260.74  $270.36  $369.90  $576.35
NASDAQ Bank
 Stock Index 100.00     114.04   113.63   169.22   223.41   377.44
S&P 500      100.00     109.76   111.25   153.12   188.79   252.04



                      CERTAIN TRANSACTIONS

There are no existing or proposed material transactions between CSB and any of its officers, directors or beneficial owners of five percent or more of the Common Shares, or the immediate family of any of the foregoing persons.


                         OTHER BUSINESS

The Board of Directors is not aware of any business to be addressed at the Meeting other than those matters described above in this Proxy Statement. However, if any business other than that set forth in the Notice of the Meeting should be properly presented at the Meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.


                           ANNUAL REPORTS

Enclosed with this Proxy Statement is a copy of CSB's Annual Report to Shareholders for the fiscal year ended December 31, 1997. Shareholders are referred to such Report for financial information about the activities of CSB, but such Report is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy soliciting materials.


                    PROPOSALS OF SECURITY HOLDERS

In order to be eligible for inclusion in CSB's proxy materials for the 1999 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at CSB's main office at 6 W. Jackson Street, Millersburg, Ohio 44654, no later than
November 13, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities
Exchange Act of 1934, as amended.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             Douglas D. Akins
                             President and Chief Executive Officer
Millersburg, Ohio
March 13, 1998


                           APPENDIX A

                        PROPOSAL AMENDING
                       ARTICLE FOURTH OF THE
                   AMENDED ARTICLES OF INCORPORATION
                  WITH RESPECT TO THE COMMON SHARES OF CSB



RESOLVED, that Article Fourth of the Amended Articles of
Incorporation of CSB Bancorp, Inc. be amended to read as follows:

FOURTH: The authorized number of shares of the Corporation is nine million (9,000,000) all of which shall be with a par value of Six
Dollars and Twenty-Five Cents ($6.25) each.






                              PROXY

CSB BANCORP, INC.
6 W. Jackson Street
Millersburg, Ohio  44654

This proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of CSB Bancorp, Inc. ("CSB") hereby appoints J. Thomas Lang, Samuel P. Riggle, Jr. and David C. Sprang as Proxies, each of them with the power to appoint his substitute, and hereby authorizes them to represent and vote all shares of CSB that the undersigned is entitled to vote at the 1998 Annual Meeting of CSB's shareholders to be held at the Carlisle Village Inn, Walnut Creek, Ohio 44687, on April 8, 1998 at 7:00 p.m., or on such other date as such meeting is rescheduled, and at any adjournment thereof, upon the matters indicated below and as described in the Proxy Statement, as well as upon any other business properly coming before the meeting.

At this time, it is not known whether there will be cumulative voting for the election of directors at the meeting. If any shareholder demands cumulative voting for the election of directors at the meeting, your proxy will give the individuals named above full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees unless authority to vote for any or all of the nominees is withheld.

1.  Election of Directors. The Board of Directors has nominated
David W. Kaufman, H. Richard Maxwell and Samuel M. Steimel, each for three-year terms, and Douglas D. Akins for a one-year term, for election as directors.

____ FOR the election of all nominees.

____ FOR, EXCEPT WITHHOLD AUTHORITY to vote for the following nominee(s).

_______________________________________________________

_____ WITHHOLD AUTHORITY to vote for all nominees.

2. Proposal to amend the Amended Articles of Incorporation of CSB to increase its authorized number of common shares, par value $6.25 per share, from 3,000,000 shares to 9,000,000 shares (the
"Proposal").

_____  FOR the Proposal.

_____  AGAINST the Proposal.

_____  WITHHOLD AUTHORITY to vote for the Proposal.

3. In their discretion, to act upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undernamed shareholder. If no direction is made, this proxy will be voted for election of all nominees listed on the opposite side of this proxy and for the Proposal.

We have indicated below the number of shares you own, based upon our records. When shares are owned by more than one person, all owners must sign. When signing as an attorney, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please sign exactly as name(s) appears below.



_________________________________________________
Signature


_________________________________________________
Signature


Dated:___________________________, 1998



Please mark, date, sign and return this proxy card promptly using the enclosed envelope.